UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2017

Item 1. Report to Shareholders

Global Growth Stock Fund	April 30, 2017

The views and opinions in this report were current as of April 30, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Global stocks generated solid returns in the last six months. U.S. dollar-based investor gains in most international markets were offset by dollar strengthening versus other major currencies. U.S. indexes rose to record highs following the U.S. presidential election amid expectations of tax cuts, fiscal stimulus, and reduced regulations. Our quality bias proved profitable during the six-month period as demonstrated by our outperformance versus our benchmark.

Your fund returned 12.99% for the six-month reporting period ended April 30, 2017. (Results for the Advisor Class shares were slightly lower, reflecting their higher expense ratio.) The fund outperformed the MSCI All Country World Index and the Lipper Global Multi-Cap Growth Funds Average for the reporting period. The fund’s longer-term relative performance was also strong. Lipper ranked the fund in the top decile of the global multi-cap growth funds universe for the eight-and-a-half-year since-inception period ended April 30, 2017. Lipper also ranked the fund in the top quartile for the three- and five-year periods. Based on cumulative total return, Lipper ranked the Global Growth Stock Fund 66 of 229, 38 of 197, 35 of 173, and 13 of 115 in the global multi-cap growth funds universe for the one-, three-, and five-year and since-inception periods ended April 30, 2017, respectively. (The Lipper since-inception ranking was calculated from October 31, 2008, through April 30, 2017. Results will vary for other periods. Past performance cannot guarantee future results.)

MARKET REVIEW

Following the election of Donald Trump, markets voted quickly that growth and inflation would rise, sparking a rally in cyclical and other economically sensitive stocks. Financials and industrials were among the top beneficiaries. Some emerging markets struggled initially amid concerns that the new administration would impose import taxes, but they have subsequently recovered as fears have subsided. Asian markets declined. Japanese stocks performed well in local terms but edged lower in U.S. dollar terms. In Europe, a string of broadly positive economic data, including upgraded growth forecasts and strong corporate earnings, propelled markets higher.

STRATEGY AND PORTFOLIO REVIEW

We focus on identifying stocks with the best prospects for long-term earnings growth. Although our overarching philosophy is to be relatively sector neutral versus the benchmark, our fundamental analyses of stocks can result in some overweights or underweights. Financials and information technology were our largest sector allocations at the end of the reporting period.

We believe that there is meaningful upside for financials given the potential for tax reform, a reduced regulatory environment, and the prospects for additional interest rate increases in the U.S. We favor commercial banks in growing emerging markets and U.S. banks and U.S. capital markets with global exposure. Our overweight in financials was a positive contributor. Morgan Stanley turned in a solid performance, and investors flocked to the company as it continued to grow its asset and wealth management business. We trimmed our position on strength, but we continue to have confidence in the longer-term growth in the company. We initiated a number of positions in the sector over the period, including J.P. Morgan Chase, which we believe is poised to benefit from continued interest rate normalization, industry deregulation, and expected tax reform. We are attracted to banks in India as they are beneficiaries of the government’s pro-growth reform efforts, and we initiated a position in private lender Yes Bank. We believe Yes Bank’s efforts to build a retail franchise will drive accelerating loan growth and revenue. Not all of our newer holdings performed well. We believe U.S. regional banking will benefit from the prospects of deregulation, so we added Fifth Third Bancorp in the period. Although it underperformed, we are confident in its long-term ability to generate earnings growth through efficiency gains. In Mexico, which came under pressure immediately following the election due to trade protection fears, we eliminated an underperforming holding, Deutsche Bank Mexico. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

In information technology, we continue to find opportunities while being mindful of rising valuations. We have positions in e-commerce, social media, and cloud software where we believe significant earnings growth potential lies. MercadoLibre, the largest online platform in Latin America, staged a sharp rebound amid favorable foreign exchange tailwinds, deep cost-cutting, and increased revenue. We have high conviction in MercadoLibre because it is well positioned to compound earnings over time and gain competitive advantage with its payment platform and shipments business.

Our consumer discretionary holdings accounted for the strongest returns in the portfolio, and we reduced exposure on strength in several media and hotel names. However, we retain a positive view on consumer discretionary, with a concentration on holdings that have a strong presence in online retail, exposure to emerging markets, and attractive demographics. Tesla was the top contributor in the portfolio. Shares of the innovative automaker advanced following the company’s opening of its gigafactory battery manufacturing facility in January. The stock continued its rise following announcements that it is on schedule to produce its new model 3 series and that it would build additional new car models. While we trimmed our position on strength toward the end of the period, we believe that Tesla will continue to innovate and remain a strong growth story. Amazon.com, the largest holding in the portfolio, was another strong contributor. Early in the period, the stock was negatively impacted by fears that President Trump’s expected policies would hurt it and other large growth-oriented technology companies. But those fears had largely faded, and Amazon. com recouped its losses. We continue to have high conviction in the company as we think that its e-commerce business and cloud computing are incredibly strong and durable for the long term. Online travel company Priceline performed well. It has had an impressive string of new bookings, and its strong balance sheet, exposure to growing markets, and sound, durable strategy supports a long runway for future growth. We eliminated our position in casino owner and operator Las Vegas Sands due to a deteriorating business climate. Traditional retailers are facing greater competition, which weighed on a couple of our holdings. L Brands, an apparel and specialty retailer, and Matahari Department Stores, Indonesia’s leading department store operator, were the two worst performers in the portfolio.

Following the U.S. presidential election, we reduced our allocation to health care companies that were highly levered to the Affordable Care Act. After the repeal failed, we reexamined some of our weightings to those stocks. Broadly speaking, the portfolio’s holdings are concentrated in health care technology, drugmakers with good pipelines of promising innovative therapies, and health care providers that stand to benefit from lower health care utilization in the U.S. Anthem was a top contributor in the sector as earnings, while muted, were better than expected. UnitedHealth Group shares rose following the company’s positive 2017 guidance. We also initiated a position in Merck, a diversified U.S. pharmaceutical firm. We believe the company has several compelling research and development projects in the pipeline and is positioned to benefit from its cancer drug Keytruda.

We like consumer staples, another overweight in the portfolio, because the sector provides more exposure to emerging markets growth, and the names we own have both long-term growth potential and high yields.

At the regional level, we remain underweight to all developed regions to fund our nearly 15-percentage-point overweight to emerging markets. Our emerging markets exposure is largely concentrated in four countries: India, Indonesia, the Philippines, and Peru. These countries have strong long-term consumption trends as well as favorable demographics that can support long-term economic growth.

We have maintained small hedges against the yen and the euro versus the U.S. dollar as we believe that depreciation of these local currencies is likely to impair the benefits we may get from investing in domestically oriented businesses in those regions. We also have a modest British pound sterling hedge. These positions are not an attempt to speculate on currency movements.

INVESTMENT OUTLOOK

Our concern is rooted in a gap between largely positive sentiment based on surveys of improved business and consumer confidence and hard data that are showing that, on the ground, things are getting better, but only slightly so.

Investors are facing a wide array of political and policy uncertainties impacting taxes, trade, and regulatory changes that could affect market dynamics. The new U.S. administration, negotiations over Brexit, and geopolitical tensions are among the major considerations on the radar. The recent French election outcome helped to fortify the European Union, but the continued financial problems in Greece, the hobbled banking system in Italy, and uncertainty surrounding the ongoing migrant crisis are all complications for the region. The portfolio, compared with a year ago, is now about 2.5% underweight to Europe, and we shifted our attention to holdings mostly in the U.S. market and modestly to Japan. Corporate governance is improving in Japan, but we still struggle to find companies that compare favorably with their global peers.

While short-term interest rates are set to rise from ultralow levels in the U.S., we think the risk to global economic growth and earnings growth remains muted.

We believe that the best opportunities in emerging markets are among countries with strong long-term consumption trends as well as favorable demographics that can spur economic growth. These include India, Indonesia, Peru, and the Philippines.

We are confident that our robust research platform and worldwide, fundamentally driven investment process will prove well suited for increasingly selective markets.

As always, thank you for investing with T. Rowe Price.

Respectfully submitted,

R. Scott Berg
Chairman of the fund’s Investment Advisory Committee

May 16, 2017

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The average of available mutual fund performance returns in categories defined by Lipper Inc.

MSCI All Country World Index: A capitalization-weighted index of stocks from developed and emerging markets worldwide.

MSCI All Country World Index Large Cap: A capitalization-weighted index of large-cap stocks from developed and emerging markets worldwide.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/17
Amazon.com, United States	2.6%
Alphabet, United States	2.5
SM Investments, Philippines	1.6
Alibaba Group Holding, China	1.5
Bank Central Asia, Indonesia	1.5
Roper Technologies, United States	1.5
Salesforce.com, United States	1.3
Tesla, United States	1.3
Kotak Mahindra Bank, India	1.3
HDFC Bank, India	1.3
Facebook, United States	1.2
Inretail Peru, Peru	1.2
Unilever, United Kingdom	1.2
Nestle, Switzerland	1.2
Credicorp, Peru	1.2
Home Depot, United States	1.2
AIA Group, Hong Kong	1.2
MercadoLibre, Argentina	1.2
Citigroup, United States	1.1
Philip Morris International, United States	1.1
Keyence, Japan	1.1
UnitedHealth Group, United States	1.1
Tencent Holdings, China	1.1
Charles Schwab, United States	1.1
Walgreens Boots Alliance, United States	1.1
Total	33.7%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
ARGENTINA 1.2%		
Common Stocks 1.2%		
MercadoLibre (USD)	5,550	1,270
Total Argentina (Cost $775)		1,270
AUSTRALIA 0.8%		
Common Stocks 0.8%		
James Hardie Industries, GDR	23,718	401
South32 (GBP)	207,301	431
Total Australia (Cost $732)		832
BRAZIL 1.2%		
Common Stocks 1.2%		
BB Seguridade Participacoes	47,800	450
Raia Drogasil	42,045	894
Total Brazil (Cost $1,271)		1,344
CANADA 1.2%		
Common Stocks 1.2%		
Alimentation Couche-Tard, Class B	11,000	506
ARC Resources	23,000	302
Seven Generations Energy, Class A (1)	31,000	549
Total Canada (Cost $1,393)		1,357
CHINA 3.6%		
Common Stocks 3.6%		
Alibaba Group Holding, ADR (USD) (1)	14,400	1,663
Ctrip.com International, ADR (USD) (1)	17,480	883
Tencent Holdings (HKD)	38,200	1,197

INDIA 6.0%

Common Stocks 6.0%

Britannia Industries	16,216	913
Godrej Consumer Products	25,707	696
HDFC Bank	57,439	1,396
Housing Development Finance	43,120	1,029
Kotak Mahindra Bank	101,335	1,421
Yes Bank	40,640	1,030
Total India (Cost $4,575)		6,485

INDONESIA 4.3%

Common Stocks 4.3%

Bank Central Asia	1,240,000	1,649
Bank Rakyat Indonesia Persero	426,700	412
Jasa Marga	759,684	264
Kalbe Farma	6,273,000	745
Matahari Department Store	770,200	842
Sumber Alfaria Trijaya	11,618,700	497
Surya Citra Media	1,446,600	310
Total Indonesia (Cost $4,311)		4,719

JAPAN 4.4%

Common Stocks 4.4%

Calbee	24,700	864
Chugai Pharmaceutical	25,700	913
FANUC	4,300	875
Hoshizaki	5,800	484
Keyence	3,000	1,206
Shiseido	15,800	428
Total Japan (Cost $4,088)		4,770

MEXICO 1.3%		
Common Stocks 1.3%		
Concentradora Fibra Danhos	468,608	805
Grupo Financiero Santander Mexico, Class B, ADR (USD)	65,915	600
Total Mexico (Cost $1,445)		1,405
NETHERLANDS 1.3%		
Common Stocks 1.3%		
ASML Holding (USD)	5,400	712
Heineken	7,936	708
Total Netherlands (Cost $1,151)		1,420
NIGERIA 0.2%		
Common Stocks 0.2%		
Nestle Foods Nigeria	92,093	219
Total Nigeria (Cost $272)		219
PERU 2.4%		
Common Stocks 2.4%		
Credicorp (USD)	8,392	1,289
Inretail Peru (USD)	70,853	1,304
Total Peru (Cost $2,183)		2,593
PHILIPPINES 3.2%		
Common Stocks 3.2%		
Alliance Global Group	1,135,200	336
Ayala Land	968,100	684
BDO Unibank	280,096	673
SM Investments	121,549	1,771
Total Philippines (Cost $2,953)		3,464

SINGAPORE 0.7%

Common Stocks 0.5%		
Flipkart Private Limited, Acquisition Date: 3/19/15 Cost $23 (USD) (1)(2)(3)	200	18
Jardine Cycle & Carriage	16,000	541
		559
Preferred Stocks 0.2%		
Flipkart Private Limited, Series A, Acquisition Date: 3/19/15 Cost $- (USD) (1)(2)(3)	2	—
Flipkart Private Limited, Series C, Acquisition Date: 3/19/15 Cost $11 (USD) (1)(2)(3)	100	9
Flipkart Private Limited, Series E, Acquisition Date: 3/19/15 Cost $23 (USD) (1)(2)(3)	202	18
Flipkart Private Limited, Series G, Acquisition Date: 12/17/14 Cost $141 (USD) (1)(2)(3)	1,176	141
		168
Total Singapore (Cost $672)		727

SOUTH KOREA 0.4%

Common Stocks 0.4%		
AmorePacific	4,198	485
Total South Korea (Cost $508)		485

SPAIN 1.2%

Common Stocks 1.2%		
Banco Bilbao Vizcaya Argentaria	65,794	527
Grifols, ADR (USD)	37,180	807
Total Spain (Cost $1,029)		1,334

SWEDEN 2.1%

Common Stocks 2.1%		
Assa Abloy, B Shares	35,032	758

Hexagon, B Shares	22,639	986
Svenska Handelsbanken, A Shares	38,003	539
Total Sweden (Cost $1,686)		2,283

SWITZERLAND 3.5%

Common Stocks 3.5%		
DKSH Holding	5,349	431
Givaudan	215	414
Julius Baer	18,710	976
Nestle	16,908	1,302
Roche Holding	2,764	723
Total Switzerland (Cost $3,651)		3,846

THAILAND 0.8%

Common Stocks 0.8%		
Central Pattana, NVDR	204,600	355
CP ALL	295,400	521
Total Thailand (Cost $686)		876

TURKEY 0.9%

Common Stocks 0.9%		
BIM Birlesik Magazalar	27,313	446
Ulker Biskuvi Sanayi	102,314	581
Total Turkey (Cost $928)		1,027

UNITED ARAB EMIRATES 0.3%

Common Stocks 0.3%		
DP World (USD)	14,460	295
Total United Arab Emirates (Cost $247)		295

UNITED KINGDOM 5.5%

Common Stocks 5.5%

British American Tobacco	13,533	914
Diageo	27,358	796
Liberty Global, Series C (USD) (1)	16,260	563
Prudential	29,960	665
Rolls-Royce	82,216	864
Rolls-Royce, Entitlement Shares (1)	5,689,727	8
Shire	15,457	911
Unilever	25,339	1,304
Total United Kingdom (Cost $5,214)		6,025

UNITED STATES 47.2%

Common Stocks 47.2%

Allegion	8,390	660
Alphabet, Class C (1)	3,043	2,757
Amazon.com (1)	3,082	2,851
American Airlines	14,120	602
Anthem	4,070	724
AvalonBay Communities, REIT	1,100	209
Ball	7,900	607
Becton, Dickinson & Company	2,640	494
Boeing	4,940	913
Charles Schwab	30,560	1,187
Chubb	2,936	403
Citigroup	20,660	1,221
Citizens Financial	20,000	734
Colgate-Palmolive	14,820	1,068
Danaher	12,783	1,065
Electronic Arts (1)	6,600	626
EOG Resources	2,100	194
Equifax	6,500	879
Facebook, Class A (1)	8,790	1,321

Fifth Third Bancorp	46,500	1,136
First Republic Bank	10,500	971
Fiserv (1)	5,600	667
HCA Healthcare (1)	6,540	551
Henry Schein (1)	3,484	606
Hilton Worldwide Holdings	8,466	499
Home Depot	8,200	1,280
Illinois Tool Works	6,100	842
Intuitive Surgical (1)	991	828
JPMorgan Chase	12,300	1,070
L Brands	10,600	560
Marriott, Class A	8,520	804
Marsh & McLennan	5,840	433
MasterCard, Class A	4,500	523
Merck	14,000	873
Microsoft	16,200	1,109
Morgan Stanley	18,970	823
NextEra Energy	4,200	561
PayPal Holdings (1)	11,100	530
Philip Morris International	10,970	1,216
Pioneer Natural Resources	2,240	387
Priceline (1)	595	1,099
Red Hat (1)	10,670	940
ResMed	8,600	585
Roper Technologies	7,476	1,635
Salesforce.com (1)	16,900	1,455
Sensata Technologies Holding (1)	13,300	548
Snap, Inc., Class A (1)	7,200	162
Snap, Inc., Lock-up Shares, Class A, Acquisition Date: 1/19/17, Cost $71 (1)(2)	4,600	99
Snap, Inc., Lock-up Shares, Class B, Acquisition Date: 5/6/16, Cost $71 (1)(2)	4,600	99
State Street	6,628	556
Stryker	7,720	1,053
SVB Financial Group (1)	1,500	264

TD Ameritrade Holding	28,540	1,092
Tesla (1)	4,537	1,425
UnitedHealth Group	6,870	1,201
Vertex Pharmaceuticals (1)	3,570	422
Visa, Class A	9,710	886
Vulcan Materials	8,100	979
Walgreens Boots Alliance	13,300	1,151
Willis Towers Watson	2,436	323
Workday (1)	6,890	602
Total United States (Cost $38,124)		51,360

VIETNAM 0.2%

Common Stocks 0.2%

Masan	108,665	212
Total Vietnam (Cost $226)		212

SHORT-TERM INVESTMENTS 0.3%

Money Market Funds 0.3%

T. Rowe Price Government Reserve Fund, 0.72% (4)(5)	292,859	293
Total Short-Term Investments (Cost $293)		293
Total Investments in Securities		
100.2% of Net Assets (Cost $86,646)		**$ 109,108**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Shares are denominated in the currency of the country presented unless otherwise noted.

(1) Non-income producing

(2) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $384 and represents 0.4% of net assets.

(3) Level 3 in fair value hierarchy. See Note 2.

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $86,646)	$	109,108
Receivable for investment securities sold		740
Dividends receivable		148
Unrealized gain on forward currency exchange contracts		75
Cash		39
Receivable for shares sold		37
Due from affiliates		27
Foreign currency (cost $22)		22
Other assets		726
Total assets		110,922
Liabilities		
Payable for investment securities purchased		1,156
Investment management fees payable		55
Unrealized loss on forward currency exchange contracts		37
Payable for shares redeemed		26
Due to affiliates		20
Other liabilities		701
Total liabilities		1,995
NET ASSETS	$	108,927
Net Assets Consist of:		
Undistributed net investment income	$	137
Accumulated undistributed net realized loss		(329)
Net unrealized gain		22,498
Paid-in capital applicable to 4,987,228 shares of $0.01 par value capital stock outstanding; 18,000,000,000 shares of the Corporation authorized		86,621
NET ASSETS	$	108,927

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 4/30/17	Year Ended 10/31/16
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 259	$ 409
Net realized gain (loss)	2,356	(400)
Change in net unrealized gain / loss	9,736	2,191
Increase in net assets from operations	12,351	2,200
Distributions to shareholders		
Net investment income		
Investor Class	(432)	(850)
Advisor Class	(5)	(7)
Net realized gain		
Investor Class	(192)	(3,541)
Advisor Class	(3)	(36)
Decrease in net assets from distributions	(632)	(4,434)
Capital share transactions*		
Shares sold		
Investor Class	10,174	15,052
Advisor Class	122	581
I Class	454	–
Distributions reinvested		
Investor Class	601	4,228
Advisor Class	5	21
Shares redeemed		
Investor Class	(8,146)	(19,596)
Advisor Class	(126)	(186)
Redemption fees received	3	4
Increase in net assets from capital share transactions	3,087	104
Net Assets		
Increase (decrease) during period	14,806	(2,130)
Beginning of period	94,121	96,251
End of period	**$ 108,927**	**$ 94,121**
Undistributed net investment income	137	315

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Global Growth Stock Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital through investments primarily in the common stocks of large-cap companies throughout the world, including the U.S. The fund has three classes of shares: the Global Growth Stock Fund (Investor Class), the Global Growth Stock Fund–Advisor Class (Advisor Class), and the Global Growth Stock Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2017:

There were no material transfers between Levels 1 and 2 during the six months ended April 30, 2017.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended April 30, 2017. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at April 30, 2017, totaled $24,000 for the six months ended April 30, 2017. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the six months, transfers out of Level 3 were because observable market data became available for the security.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended April 30, 2017, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of April 30, 2017, the fund held foreign exchange derivatives with a fair value of $75,000, included in unrealized gain on forward currency exchange contracts, and $37,000, included in unrealized loss on forward currency exchange contracts, on the accompanying Statement of Assets and Liabilities.

Additionally, during the six months ended April 30, 2017, the fund recognized $314,000 of realized gain on Foreign Currency Transactions and a $6,000 change in unrealized gain/loss on Foreign Currency Transactions related to its investments in foreign exchange derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty Risk and Collateral The fund invests in derivatives, such as bilateral swaps, forward currency exchange contracts, or OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives), and thereby expose the fund to counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counter-parties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount determined. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the same business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. As of April 30, 2017, no collateral was pledged by either the fund or counterparties for bilateral derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended April 30, 2017, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 3% and 8% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries; at period-end, approximately 24% of the fund’s net assets were invested in emerging markets and 2% in frontier markets. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $42,897,000 and $39,959,000, respectively, for the six months ended April 30, 2017.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At April 30, 2017, the cost of investments for federal income tax purposes was $88,148,000. Net unrealized gain aggregated $20,997,000 at period-end, of which $23,750,000 related to appreciated investments and $2,753,000 related to depreciated investments.

NOTE 6 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax, and capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2017, the fund had no deferred tax liability attributable to foreign securities and $231,000 of foreign capital loss carryforwards, including $47,000 that expire in 2020, $43,000 that expire in 2021, $17,000 that expire in 2022, and $124,000 that expire in 2024.

NOTE 7 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.270% for assets in excess of $500 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2017, the effective annual group fee rate was 0.29%.

The Investor Class and Advisor Class are each subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until February 28, 2019, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, $89,000 of expenses were waived/paid by Price Associates during the six months ended April 30, 2017. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $533,000 remain subject to repayment by the fund at April 30, 2017.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the six months ended April 30, 2017, expenses incurred pursuant to these service agreements were $42,000 for Price Associates; $59,000 for T. Rowe Price Services, Inc.; and $3,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

As of April 30, 2017, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 25,000 shares of the Advisor Class, representing 35% of the Advisor Class’s net assets and 12,107 shares of the I Class, representing 55% of the I Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended April 30, 2017, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 8 - SUBSEQUENT EVENT

Effective May 1, 2017, Price Associates will implement an additional tier in the graduated fee schedule for the group fee rate, whereby a rate of 0.265% will be applied for combined net assets of the group in excess of $650 billion.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreement

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. In that regard, at an in-person meeting held on March 6–7, 2017 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract and Subadvisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and Subadvisor and the approval of the Advisory Contract and Subadvisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract and Subadvisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract and Subadvisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor and Subadvisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the one-, two-, three-, four-, and five-year periods as of September 30, 2016, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to expense limitations agreed to by the Advisor with respect to the fund’s Investor Class, I Class, and Advisor Class). At the Meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2017. With the new breakpoint, the group fee rate will decline to 0.265% when the combined average net assets of the applicable T. Rowe Price funds exceed $650 billion. Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and non-management expenses of the Investor Class of the fund to a group of competitor funds selected by Broadridge (Investor Class Expense Group); (ii) total expenses and actual management fees of the Advisor Class of the fund to a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) total expenses, actual management fees, and non-management expenses of the Investor Class of the fund to a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflects the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the first quintile (Investor Class Expense Group), the fund’s actual management fee rate ranked in the first quintile (Investor Class Expense Group, Advisor Class Expense Group, and Expense Universe), and the fund’s total expenses ranked in the first quintile (Investor Class Expense Group and Advisor Class Expense Group) and second quintile (Expense Universe).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account, and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 15, 2017

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 15, 2017

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date June 15, 2017